UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CENTURYLINK, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CenturyLink, Inc. Shareholder Meeting Notice and Admission Ticket

Important Notice Regarding the Availability of Proxy Materials for the

CenturyLink, Inc. Annual Meeting of Shareholders to be Held on May 28, 2014

The proxy materials for the CenturyLink, Inc. 2014 annual shareholders’ meeting are available on the Internet. Please follow the instructions below to view the materials and vote or request paper copies of the proxy materials. The items to be voted on and the location of the annual meeting are listed on the reverse side of this notice. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Our proxy statement, 2013 annual report and related materials are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/CTL to view the materials.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

Other voting alternatives are described on the reverse side of this notice.

Obtaining a Free Copy of the Proxy Materials - If you want to receive a paper or e-mail copy of these documents, you must request one. Please make your request for a free copy as instructed on the reverse side on or before May 16, 2014 to facilitate timely delivery.

Shareholder Meeting Notice

The CenturyLink, Inc. Annual Meeting of Shareholders will be held at 10:00 a.m. local time on May 28, 2014 at the Corporate Conference Room, CenturyLink Headquarters, 100 CenturyLink Drive, Monroe, Louisiana.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR Items 1 through 4:

1.	Elect thirteen directors.
	01 - Virginia Boulet	02 - Peter C. Brown	03 - Richard A. Gephardt	04 - W. Bruce Hanks
	05 - Gregory J. McCray	06 - C. G. Melville, Jr.	07 - Fred R. Nichols	08 - William A. Owens
	09 - Harvey P. Perry	10 - Glen F. Post, III	11 - Michael J. Roberts	12 - Laurie A. Siegel
13 - Joesph R. Zimmel

2.	Ratify the appointment of KPMG LLP as our independent auditor for 2014.

3.	Ratify a proxy access bylaw amendment.

4.	Advisory vote regarding our executive compensation.

The Board of Directors recommends that you vote AGAINST Item 5:

5.	Shareholder proposal regarding equity retention.

6.	In their discretion to vote upon such other business as may properly come before the Meeting.

NOTE ON VOTING ALTERNATIVES - THIS IS NOT A BALLOT OR A PROXY. YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must (i) vote online, (ii) vote by mail by requesting a paper copy of our proxy materials and a proxy card, (iii) vote by phone in the manner described in the proxy materials or (iv) vote in person at the meeting. If you plan to attend the meeting, you can obtain directions to our headquarters building on our website http://ir.centurylink.com. You should bring this notice as an admission ticket, as well as the other materials specified in our proxy materials.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

è	Internet - Go to www.envisionreports.com/CTL. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

è	Telephone - Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

è	Email - Send email to investorvote@computershare.com with “Proxy Materials CenturyLink, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future CenturyLink shareholder meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 16, 2014.

WHAT YOU SHOULD KNOW ABOUT

DELIVERY OF OUR 2014 PROXY MATERIALS

This year, like last year, we are providing our record shareholders with access to our proxy materials via the Internet. Accordingly, on or about April 16, 2014, we began mailing the accompanying Notice Regarding the Availability of Proxy Materials to all shareholders of record as of April 10, 2014, and posted our proxy materials on the website described in the Notice. The following information addresses certain questions you may have regarding this process.

Why didn’t I receive a copy of the proxy statement,

annual report and proxy card in the mail?

The Securities and Exchange Commission allows us to send you a short notice that proxy materials are available electronically instead of a full package of printed materials. You can request that we send paper copies of the proxy materials, as described further below. We continue to mail paper copies of our proxy materials to a small number of our shareholders.

How do these rules work?

The rules permit us to send (or request that brokers send) a short notice instead of the traditional large proxy package. This conserves paper and reduces our printing and mailing costs. As explained further in the accompanying Notice, you have the option of (1) accessing the proxy materials online or (2) requesting that paper copies of those materials be sent to you.

Can I get paper proxy packages now and in the future?

Yes. If you are a shareholder of record, you may contact us as directed on the accompanying Notice and request that we mail you paper proxy packages. This selection will apply to all future proxy mailings by us, until you notify us that you no longer wish to receive paper copies.

If you hold shares of our common stock in street name through a broker, you may contact your broker to request paper proxy packages.